SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 25, 2004

Date of Report (Date of Earliest Event Reported)

GreenPoint Mortgage Securities LLC (as Sponsor of the GreenPoint Home Equity Loan

Trust 2004-1, Home Equity Loan Asset-Backed Notes, Series 2004-1)

GREENPOINT MORTGAGE SECURITIES LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-108405	20-0326233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive, Doorstop 32210, Novato, CA 94945

(Address of Principal Executive Offices)

(800) 462-2700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

GreenPoint Mortgage Securities LLC (the “Company”) has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2004-1 (“Series 2004-1 Notes”).

The following exhibit which relates specifically to the Series 2004-1 Notes is included with this Current Report:

Item 9.01.	Exhibits

10.1 Monthly Payment Date Statement distributed to holders of Series 2004-1 Notes dated July 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 10, 2004

GREENPOINT MORTGAGE SECURITIES LLC

By:	/s/ David Petrini
David Petrini
Treasurer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number		Page Number
10.1	Monthly Payment Date Statement distributed to holders of Series 2004-1 Notes dated August 25, 2004	5